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                                                                      EXHIBIT 99

                         FORM 3 JOINT FILER INFORMATION

NAME: Rho Ventures V, L.P.

ADDRESS: 152 West 57th Street, 23rd Floor, New York, NY, 10019.

DESIGNATED FILER: Rho Ventures V, L.P.

ISSUER & TICKER SYMBOL: Advancis Pharmaceutical Corporation [AVNC]

DATE OF EVENT REQUIRING STATEMENT: 04/29/05

SIGNATURE: /s/ Jeffrey I. Martin
           ---------------------
           By: Jeffrey I. Martin
           Authorized Signer


NAME: RMV V, L.L.C.

ADDRESS: 152 West 57th Street, 23rd Floor, New York, NY, 10019.

DESIGNATED FILER: Rho Ventures V, L.P.

ISSUER & TICKER SYMBOL: Advancis Pharmaceutical Corporation [AVNC]

DATE OF EVENT REQUIRING STATEMENT: 04/29/05

SIGNATURE: /s/ Jeffrey I. Martin
           ---------------------
           By: Jeffrey I. Martin
           Authorized Signer


NAME: Rho Capital Partners LLC

ADDRESS: 152 West 57th Street, 23rd Floor, New York, NY, 10019.

DESIGNATED FILER: Rho Ventures V, L.P.

ISSUER & TICKER SYMBOL: Advancis Pharmaceutical Corporation [AVNC]

DATE OF EVENT REQUIRING STATEMENT: 04/29/05

SIGNATURE: /s/ Jeffrey I. Martin
           ---------------------
           By: Jeffrey I. Martin
           Authorized Signer





NAME: Rho Ventures V Affiliates, L.L.C.

ADDRESS: 152 West 57th Street, 23rd Floor, New York, NY, 10019.

DESIGNATED FILER: Rho Ventures V, L.P.

ISSUER & TICKER SYMBOL: Advancis Pharmaceutical Corporation [AVNC]

DATE OF EVENT REQUIRING STATEMENT: 04/29/05

SIGNATURE: /s/ Jeffrey I. Martin
           ---------------------
           By: Jeffrey I. Martin
           Authorized Signer



NAME: Atlas Capital Corp.

ADDRESS: 152 West 57th Street, 23rd Floor, New York, NY, 10019.

DESIGNATED FILER: Rho Ventures V, L.P.

ISSUER & TICKER SYMBOL: Advancis Pharmaceutical Corporation [AVNC]

DATE OF EVENT REQUIRING STATEMENT: 04/29/05

SIGNATURE: /s/ Jeffrey I. Martin
           ---------------------
           By: Jeffrey I. Martin
           Authorized Signer
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NAME: Rho Management Partners, L.P.

ADDRESS: 152 West 57th Street, 23rd Floor, New York, NY, 10019.

DESIGNATED FILER: Rho Ventures V, L.P.

ISSUER & TICKER SYMBOL: Advancis Pharmaceutical Corporation [AVNC]

DATE OF EVENT REQUIRING STATEMENT: 04/29/05

SIGNATURE: /s/ Jeffrey I. Martin
           ---------------------
           By: Jeffrey I. Martin
           Authorized Signer


NAME: Rho Investment Partners "Q-4", L.P.

ADDRESS: 152 West 57th Street, 23rd Floor, New York, NY, 10019.

DESIGNATED FILER: Rho Ventures V, L.P.

ISSUER & TICKER SYMBOL: Advancis Pharmaceutical Corporation [AVNC]

DATE OF EVENT REQUIRING STATEMENT: 04/29/05

SIGNATURE: /s/ Jeffrey I. Martin
           ---------------------
           By: Jeffrey I. Martin
           Authorized Signer


NAME: Joshua Ruch

ADDRESS: c/o Rho Capital Partners, Inc., 152 West 57th Street, 23rd Floor, New York, NY, 10019.

DESIGNATED FILER: Rho Ventures V, L.P.

ISSUER & TICKER SYMBOL: Advancis Pharmaceutical Corporation [AVNC]

DATE OF EVENT REQUIRING STATEMENT: 04/29/05

SIGNATURE: /s/ Jeffrey I. Martin
           ---------------------
           By: Jeffrey I. Martin
           Authorized Signer
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NAME: Habib Kairouz

ADDRESS: c/o Rho Capital Partners, Inc., 152 West 57th Street, 23rd Floor, New York, NY, 10019.

DESIGNATED FILER: Rho Ventures V, L.P.

ISSUER & TICKER SYMBOL: Advancis Pharmaceutical Corporation [AVNC]

DATE OF EVENT REQUIRING STATEMENT: 04/29/05

SIGNATURE: /s/ Jeffrey I. Martin
           ---------------------
           By: Jeffrey I. Martin
           Authorized Signer


NAME: Mark Leschly

ADDRESS: c/o Rho Capital Partners, Inc., 152 West 57th Street, 23rd Floor, New York, NY, 10019.

DESIGNATED FILER: Rho Ventures V, L.P.

ISSUER & TICKER SYMBOL: Advancis Pharmaceutical Corporation [AVNC]

DATE OF EVENT REQUIRING STATEMENT: 04/29/05

SIGNATURE: /s/ Jeffrey I. Martin
           ---------------------
           By: Jeffrey I. Martin
           Authorized Signer
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